AMENDMENT

Amendment, dated as of October 16, 2017 (this “Amendment”), among Rennova Health, Inc., a Delaware corporation (the “Company”), and Sabby Healthcare Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd. (each, an “Investor” and, collectively, the “Investors”).

WHEREAS, the Company and the Investors are parties to the Securities Purchase Agreement, dated as of August 31, 2017 (the “Purchase Agreement”);

WHEREAS, the Company and each Investor are parties to Exchange Agreements, dated as of August 31, 2017 (the “Exchange Agreements”);

WHEREAS, pursuant to the Purchase Agreement and the Exchange Agreements, the Company issued Debentures and Warrants (as such terms are defined in the Purchase Agreement and the Exchange Agreements) to the Investors;

WHEREAS, the Company and the Investors are parties to the Registration Rights Agreement, dated August 31, 2017 (the “Registration Rights Agreement”);

WHEREAS, the Company and the Investors desire to amend the Purchase Agreement, the Exchange Agreements, the Debentures, the Warrants and the Registration Rights Agreement; and

WHEREAS, the amendments set forth hereunder to the floor prices reflect the recent 1-for-15 reverse stock split effected on October 5, 2017.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Purchase and Exchange Agreements. The 60 and 90 days figures in the first sentence of Section 4.11(d) of the Purchase Agreement and in the first sentence of Section 1.4 of each Exchange Agreement are deleted and replaced with December 15, 2017 and January 15, 2018, respectively, provided, however, that the Company files the preliminary proxy statement required thereunder on or before October 31, 2017 and undertakes to hold the meeting as soon as possible thereafter.

2. Debentures.

(a) The definition of the term “Equity Conditions” in the Debentures is amended by deleting clause (k) in its entirety and replacing it with the following:

(k) The Alternative Conversion Price is not less than $0.78, as such figure may be adjusted for reverse and forward stock splits and the like.

(b) Section 4(e) of the Debentures is amended by deleting the figure 4,075,010 and replacing it with the figure 1,420,048.

(c) Section 5(b) of the Debentures is amended by deleting the figure $0.052 and replacing it with the figure $0.78 and by deleting the parenthetical immediately thereafter and replacing it with the following:

(as such figure may be adjusted for reverse and forward stock splits and the like)

(d) Section 6(b) of the Debentures is amended by deleting the figure $0.052 and replacing it with the figure $0.78 and by deleting the parenthetical immediately thereafter and replacing it with the following:

(as such figure may be adjusted for reverse and forward stock splits and the like)

3. Warrants.

(a) Section 2(f) of the Warrants is amended by deleting the figure 4,075,010 and replacing it with the figure 1,420,048.

(b) The first sentence of Section 3(b) of the Warrants as amended by deleting the figure $0.052 and replacing it with the figure $0.78 and by deleting the words immediately thereafter and replacing them with the following:

as such figure may be adjusted for reverse stock splits and the like.

4. Registration Rights Agreement.

(a) The first sentence of the definition of the term “Effectiveness Date” in the Registration Rights Agreement is amended by deleting the words “the date hereof” in two places and replacing them in each case with the words “the written request of the Purchasers”.

(b) The definition of the term “Filing Date” in the Registration Rights Agreement is amended by deleting the words “the date hereof” and replacing them with the words “the written request of the Purchasers”.

5. Representations. The Investors represent and warrant to the Company that they are the record owners of all of the Debentures, Warrants and Registrable Securities (as defined in the Registration Rights Agreement).

6. Counterparts. This Amendment may be executed in any number of counterparts, all of which when taken together shall be considered one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

RENNOVA HEALTH, INC.

By:	/s/ Seamus Lagan
Name:	Seamus Lagan
Title:	Chief Executive Officer

SABBY HEALTHCARE MASTER FUND, LTD.

By:	Sabby Management, LLC, its
Investment Manager

By:	/s/ Robert Grundstein
Name:	Robert Grundstein
Title:	COO

SABBY VOLATILITY WARRANT MASTER FUND, LTD.

By:	Sabby Management, LLC, its
Investment Manager

By:	/s/ Robert Grundstein
Name:	Robert Grundstein
Title:	COO